UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2005

Stellent, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 Flying Cloud Drive, Suite 500, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(952) 903-2000

7777 Golden Triangle Drive, Eden Prairie, Minnesota 55344
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

The Registrant, on this Current Report, is filing the forms of option agreements utilized in connection with its 2005 Equity Incentive Plan.

10.1 Form of Non-Statutory Stock Option Agreement – Employee under the Stellent, Inc. 2005 Equity Incentive Plan
10.2 Form of Non-Statutory Stock Option Agreement – Executive Employee under the Stellent, Inc. 2005 Equity Incentive Plan
10.3 Form of Non-Statutory Stock Option Agreement – Director under the Stellent, Inc. 2005 Equity Incentive Plan
10.4 Form of Incentive Stock Option Agreement - Employee under the Stellent, Inc. 2005 Equity Incentive Plan
10.5 Form of Incentive Stock Option Agreement - Executive Employee under the Stellent, Inc. 2005 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellent, Inc.

October 14, 2005	By:	Gregg A. Waldon

Name: Gregg A. Waldon
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Statutory Stock Option Agreement - Employee under the Stellent, Inc. 2005 Equity Incentive Plan
10.2	Form of Non-Statutory Stock Option Agreement - Executive Employee under the Stellent, Inc. 2005 Equity Incentive Plan
10.3	Form of Non-Statutory Stock Option Agreement - Director under the Stellent, Inc. 2005 Equity Incentive Plan
10.4	Form of Incentive Stock Option Agreement - Employee under the Stellent, Inc. 2005 Equity Incentive Plan
10.5	Form of Incentive Stock Option Agreement - Executive Employee under the Stellent, Inc. 2005 Equity Incentive Plan